UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A
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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by Registrant ☑
Filed by Party other than Registrant ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement	☐ Definitive Additional Materials
☐ Soliciting Materials Pursuant to §240.14a-12

CORD BLOOD AMERICA, INC.
(Name of Registrant as Specified In Its Charter)

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Cord Blood America, Inc.
1857 Helm Drive,
 Las Vegas, NV 89119

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held on September 25, 2012

To the Shareholders of
CORD BLOOD AMERICA, INC.

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of CORD BLOOD AMERICA, INC., a Florida corporation (the “Company”) will be held on September 25, 2012 at 10:00 a.m. Pacific Standard Time, at 1857 Helm Drive, Las Vegas, NV 89119, for the purpose of considering and voting upon the following matters:

 1.    To Consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of Incorporation of the Company to amend the existing first paragraph of Article II to read as follows:

“The total number of shares of capital stock which this corporation shall have the authority to issue is EIGHT HUNDRED NINETY FIVE MILLION (895,000,000) shares, consisting of Five Million (5,000,000) shares of Preferred Stock having a par value of $0.0001 per share and EIGHT HUNDRED NINETY MILLION (890,000,000) shares of Common Stock having a par value of $0.0001 per share.”

The Company’s Board of Directors has fixed August 9, 2012, at the close of business, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and at any adjournment or adjournments of the meeting.  Your vote is very important. Whether or not you plan to attend the Special Meeting, in order to ensure representation of your shares, please vote today in one of the following ways:

●    by Internet, by visiting the website shown on your proxy card;

●    by telephone, by using the toll-free telephone number shown on your proxy card; or

●    by mail, mark, sign, date and return the enclosed proxy card using the postage-paid envelope provided; or

●    in person at the Special Meeting.

PLEASE NOTE THAT ATTENDANCE AT THE SPECIAL MEETING WILL BE LIMITED TO STOCKHOLDERS OF CORD BLOOD AMERICA, INC. AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES). YOU WILL BE REQUIRED TO PROVIDE THE ORIGINAL OR A COPY OF YOUR PROXY CARD OR PROVIDE OTHER EVIDENCE OF OWNERSHIP.   IF YOUR SHARES ARE HELD BY A BANK OR BROKER, PLEASE BRING TO THE MEETING YOUR BANK OR BROKER STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF COMPANY STOCK TO GAIN ADMISSION TO THE MEETING.

The Company must have a majority of the outstanding shares represented in person or by proxy at the Special Meeting in order to establish a “quorum” so that it can proceed with a vote on the matters presented, after which a majority of the shares present may take action. As a result, the return of your proxy is critical.

The Board of Directors recommends that you VOTE FOR THE PROPOSAL.

By Order of the Board of Directors

/s/ Joseph R. Vicente
Joseph R. Vicente
Chairman and President

Las Vegas, Nevada
August 20, 2012

Cord Blood America, Inc.
1857 Helm Drive,
 Las Vegas, NV 89119

PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 25, 2012

TABLE OF CONTENTS

––	THE COMPANY	4
––	INFORMATION ABOUT SOLICITATION AND VOTING	4
––	INFORMATION ABOUT THE SPECIAL MEETING	5
––	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9
––	PROPOSAL NO 1: TO AMEND THE ARTICLES OF INCORPORATION OF CORD BLOOD AMERICA, INC., TO FIX THE AUTHORIZED CAPITAL STOCK AT 895,000,000 CAPITAL SHARES.	10
––	INCORPORATION OF FINANCIAL AND OTHER INFORMATION BY REFERENCE	13
––	AVAILABLE INFORMATION	13

Cord Blood America, Inc.
1857 Helm Drive,
 Las Vegas, NV 89119
(702) 914-7250

CORD BLOOD AMERICA, INC.

Cord Blood America, Inc. ("CBAI" or the “Company”), formerly D&A Lending, Inc., is a Florida corporation, incorporated on October 12, 1999.  The Company did not commence business operations until it acquired Cord Partners, Inc., (“Cord Partners”), a Florida corporation and now a wholly owned subsidiary of the Company, as of March, 2004. In October, 2009, CBAI re-located its headquarters from Los Angeles, California to Las Vegas, Nevada.

The Company is engaged in the business of collecting, testing, processing and preserving umbilical cord blood, thereby allowing families to preserve cord blood at the birth of a child for potential use in future stem cell therapy. The Company’s subsidiaries include Cord Partners, Inc., CorCell Companies, Inc., CorCell, Ltd., CBA Properties, Inc. (“Properties”), and Career Channel, Inc. (“CCI”). In March 2010, CBAI purchased a majority interest in Stellacure GmbH ("Stellacare"). In September 2010, CBAI purchased a majority interest in Biocordcell Argentina S.A. ("BIO").

CorCell Companies, Inc. specializes in providing private cord blood stem cell preservation services to families.

Properties was formed to hold corporate trademarks and other intellectual property.

CCI, Cord Partners, Inc. and CorCell, Ltd. have little, if any, activity at this time.

Biocordcell Argentina S.A. specializes in providing cord blood stem cell preservation services to families in Argentina, Uruguay, Paraguay, Brazil, Mexico and Panama.

Stellacure GmbH specializes in providing cord blood stem cell preservation services to families in Germany, Spain and Italy.

The Company’s headquarters are located at 1857 Helm Drive, Las Vegas, NV 89119. The Company’s websites are located at www.cordblood-america.com for investor information through Cord Blood America, Inc., and www.corcell.com for customer information through CorCell Companies, Inc.  The Company’s telephone number is (702) 914-7250.

Please see the Company’s 2011 Annual Report on Form 10K, filed on April 20, 2012, and the Company’s 10Q Quarterly Reports, filed on August 14, 2012, May 21, 2012, May 25, 2012 (10Q/A for period ending September 30, 2011), September 26, 2011 and May 23, 2011 with the Securities Exchange Commission, which are incorporated herein by reference.

INFORMATION ABOUT SOLICITATION AND VOTING

Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Shareholders to be held on September 25, 2012 at 10:00 a.m., Pacific Standard Time, at 1857 Helm Drive, Las Vegas, NV 89119, and at any adjournments of the Special Meeting.

All stockholders may view and print the Proxy Statement at http://www.ourmaterials.com/cordblood. The Proxy Statement is also available on the Company’s website at www.cordblood-america.com.

This Proxy Statement and Form of Proxy for Cord Blood America, Inc. is being first sent to Shareholders on or about August 27, 2012. The record date established by the Company for purposes of determining the number of outstanding shares of Voting Capital Stock of the Company has been fixed at August 9, 2012, (the “Record Date”).

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR the approval of the Company’s proposal to amend the Amended and Restated Articles of Incorporation of the Company by amending the first paragraph of Article II thereof to provide that the number of authorized shares of Capital Stock of the Company shall be 895,000,000 shares, of which 5,000,000 shares shall be Preferred Stock, having a par value $0.0001 per share, and 890,000,000 shares shall be Common Stock, having a par value $0.0001 per share.

INFORMATION ABOUT THE SPECIAL MEETING

WHEN IS THE SPECIAL MEETING?

September 25, 2012, 10:00 a.m. Pacific Standard Time

WHERE WILL THE SPECIAL MEETING BE HELD?

The meeting will be held at 1857 Helm Drive, Las Vegas, NV  89119.

WHAT ITEMS WILL BE VOTED UPON AT THE SPECIAL MEETING?

At the Special Meeting and any adjournment or adjournments of the Special Meeting, the Company’s shareholders will be asked to consider and act upon a proposal to change the number of authorized shares of Capital Stock of the Company to 895,000,000 capital shares, of which 5,000,000 shares shall be preferred stock, having a par value $0.0001 per share, and 890,000,000 shares shall be common stock, having a par value $0.0001 per share.

WHO CAN VOTE?

Only holders of record of the Company’s common stock at the close of business on August 9, 2012, the record date, will be entitled to notice of and to vote at the Special Meeting and any adjournments of the Special Meeting. You are entitled to one vote for each share of common stock held on that record date on each matter submitted for a vote of the shareholders. On August 9, 2012, there were 249,999,364 shares of the Company’s common stock outstanding and entitled to vote.

WHAT IS THE PURPOSE OF THE INCREASE IN AUTHORIZED CAPITAL STOCK?

The increase in authorized capital stock to 895,000,000 shares is necessary in order to create the legal authority for the Company to be able to issue sufficient additional shares in the future for debt reduction and for other general corporate purposes.

WHY DID I RECEIVE NOTICE OF INTERNET AVAILABILITY?

The Securities and Exchange Commission adopted rules for the electronic distribution of proxy materials. We have elected to provide access to our proxy materials on the Internet in addition to sending a full set of printed proxy materials, so that shareholders have a choice of viewing options for reviewing the proxy materials.

HOW CAN I VOTE WITHOUT ATTENDING THE SPECIAL MEETING?

There are three convenient methods for registered stockholders to direct their vote by proxy without attending the Special Meeting:

●   Submit your proxy by Internet.  You can submit your proxy via the Internet. The website address for Internet voting is provided on your Cord Blood Notice or proxy card. You will need to use the control number appearing on your Cord Blood Notice or proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 24, 2012.  Internet voting is available 24 hours a day. If you submit your proxy via the Internet you do NOT need to submit a proxy by telephone or return a proxy card.

●   Vote by Telephone.  You may also be able to submit your proxy by telephone by calling the toll-free telephone number provided on your Cord Blood proxy card. You will need to use the control number appearing on your Cord Blood proxy card to submit your proxy by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M. Eastern Time on September 24, 2012. Telephone voting is available 24 hours a day. If you submit your proxy by telephone you do NOT need to submit a proxy over the Internet or return a proxy card.

●   Vote by Mail.   You can submit your proxy by marking, dating and signing the enclosed Proxy Card Form, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

Proxies should not be sent by the stockholder to the Company. Please instead use the pre-addressed, postage-paid envelope that is provided.

If you are a beneficial owner, or you hold your shares in "street name," please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by Internet or telephone.

HOW CAN I CHANGE MY VOTE?

Registered stockholders can revoke their proxy at any time before it is voted at the Special Meeting by either:

●   Submitting another timely, later-dated proxy by Internet, telephone or mail;
●   Delivering timely written notice of revocation to our Company’s Corporate Secretary, Cord Blood America, Inc. 1857 Helm Drive, Las Vegas, NV 89119; or
●   Attending the Special Meeting and voting in person.

If your shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the holder of record (that is, your bank, broker or nominee) to be able to vote at the Special Meeting.

WHAT IF I SIGN AND RETURN MY PROXY CARD BUT I DO NOT INCLUDE VOTING INSTRUCTIONS?

If you sign your proxy card and return it to us but you do not include voting instructions as to any proposal, your proxy will be voted FOR the amendment to the Amended and Restated Articles of Incorporation of the Company to fix authorized capital stock at 895,000,000 capital shares.

WHAT CONSTITUTES A "QUORUM" FOR THE SPECIAL MEETING?

The holders of a majority of the issued and outstanding shares of the Company's common stock entitled to vote at the Special Meeting present or represented by proxy constitutes a quorum. A quorum is necessary to conduct business at the Special Meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions and broker non-votes count as "shares present" at the Special Meeting for purposes of determining a quorum. However, abstentions, withholding of a vote and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee (which has voted on one or more matters at the meeting) who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES AM I ENTITLED TO CAST?

You are entitled to cast one vote for each share of common stock you own on the record date, on each matter brought before a vote of the shareholders at the Special Meeting.

HOW MANY VOTES ARE REQUIRED TO AUTHORIZE THE AMENDMENT OF THE ARTICLES TO CHANGE AUTHORIZED CAPITAL STOCK TO 895,000,000 SHARES?

On August 9, 2012, the record date for determination of shareholders entitled to vote at the Special Meeting, there were issued and outstanding and entitled to vote 249,999,364 shares of our common stock. The holders of a majority of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting. Common Stock represented in person or by proxy, including abstentions and broker non-votes with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum exists at the special meeting. Broker non-votes with respect to a particular matter will not be counted as votes in favor of that matter and will not be counted as votes cast on that matter. Accordingly, broker non-votes will have no effect on the matters specified in the notice of meeting.

Pursuant to Section 607.0725 of the Florida Statutes, shareholder approval of an action is made by the approval of a majority of the votes in attendance at a meeting at which a quorum (constituting a majority of the votes entitled to be cast on the matter) is present.

Thus, the proposal to approve the Amendment to the Amended and Restated Articles of Incorporation of the Company to change the authorized capital stock to 895,000,000 million shares requires the affirmative vote of at least a majority of the votes present and in attendance at the Special Meeting, provided a quorum is present.

DISSENTER'S RIGHT OF APPRAISAL.

No action will be taken in connection with the proposals described in this Proxy Statement for which Florida law, the Company’s Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.  Thus, there are no Dissenter’s Rights involved.

OTHER MATTERS.

The Company’s Board of Directors knows of no other business which will be presented for consideration at the Special Meeting other than those matters described above. However, if any other business should come before the Special Meeting, it is the intention of the person named in the enclosed proxy card to vote, or otherwise act, in accordance with his best judgment on such matters.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

The Company will bear the costs of soliciting proxies. In addition to solicitations by independent companies we may employ, our directors, officers and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. The Company will reimburse these persons for their reasonable expenses in connection with any of these solicitations. In addition, the Company will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies, and the Company will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution.

WHO CAN ANSWER QUESTIONS OR PROVIDE SAMPLES OF THE MATERIALS?

The Company has retained MacKenzie Partners, Inc. to act as proxy solicitor.  Mackenzie can be reached toll free at 1(800) 322-2885, or via email at proxy@mackenziepartners.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of August 9, 2012, except as otherwise noted, with respect to the beneficial ownership of our common stock and is based on 249,999,364 shares of common stock issued and outstanding and entitled to vote as of said date as to:

●	Each person known by the Company to own beneficially more than five percent of our issued and outstanding common stock;

●	Each director and prospective director of the Company;

●	The Company’s President and each person who serves as an executive officer of the Company; and all executive officers and directors of the Company as a group.

Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Title Of Class	Name And Address Of Beneficial Owner (1)	Amount And Nature Of Beneficial Ownership (2)		Approximate Percent of Class (%)
Common	Joseph Vicente	2,622,672	(3)	*	%
Common	Stephen Morgan	100,000		*	%
*Common	Timothy G. McGrath	90,669		*	%
Common	All executive officers and directors as a group (3 persons)	2,813,341		1.13%
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*	Less than 1% of the outstanding common stock.

(1)
Except as noted above, the address for the above identified officers and directors of the Company is c/o 1857 Helm Drive, Las Vegas, NV 89119. Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, or convertible debt currently exercisable or convertible, or exercisable or convertible within 60 days of August 9, 2012 are deemed outstanding for computing the percentage of the person holding such option or warrant. Percentages are based on a total of 249,999,364 shares of common stock outstanding on August 9, 2012 and shares issuable upon the exercise of options, warrants exercisable, and debt convertible on or within 60 days of August 9, 2012 as described above. The inclusion in the aforementioned table of those shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, to our knowledge based upon information produced by the persons and entities named in the table, each person or entity named in the table has sole voting power and investment power, or shares voting and/or investment power with his or her spouse, with respect to all shares of capital stock listed as owned by that person or entity.

(3)	Includes 2,510,627 currently exercisable options held by Mr. Vicente. Percentage calculation considers additional outstanding of the potential options listed herein.

PROPOSAL NO. 1:

TO AUTHORIZE THE FILING OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO FIX AUTHORIZED CAPITAL AT 895,000,000 CAPITAL SHARES, OF WHICH 5,000,000 SHARES SHALL BE SHARES OF PREFERRED STOCK, AND 890,000,000 SHARES SHALL BE SHARES OF COMMON STOCK.

On July 11, 2012 the Board of Directors (the “Board”) of the Company approved an amendment to the Company’s Amended and Restated Articles of Incorporation, to increase the number of authorized shares of common stock to 890,000,000. The Company currently has authorized 250,000,000 shares of common stock and approximately 249,999,364 shares of common stock are outstanding as of August 9, 2012. The Board believes that the increase in authorized common shares would create the legal authority for the Company to be able to issue sufficient additional shares in the future for debt reduction and for other general corporate purposes.

The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

As of August 9, 2012, a total of 249,999,364 shares of the Company's currently authorized 250,000,000 shares of common stock are outstanding. The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as debt reduction and other corporate purposes.

The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company that may dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Stockholders should recognize that, as a result of this proposal, they will own a lower percentage of shares with respect to the total authorized shares of the Company than they presently own, and will be diluted as a result of any issuances contemplated by the Company in the future.

The proposed amendment to the Amended and Restated Articles of Incorporation is set forth in Exhibit A.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK

DESCRIPTION OF SECURITIES

Common Stock

Each outstanding share of common stock has one vote on all matters requiring a vote of the stockholders. There is no right to cumulative voting; thus, the holder of fifty percent or more of the shares outstanding could, if they choose to do so, determine the outcome of the vote. In the event of a voluntary or involuntary liquidation, all stockholders are entitled to a pro rata distribution after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. The holders of the common stock have no preemptive rights with respect to future offerings of shares of common stock. Holders of common stock are entitled to dividends if, as and when declared by the Board out of the funds legally available therefore.   None of these provisions will be changed as the result of the proposed amendments to the Company’s Amended and Restated Articles of Incorporation.  It is the Company’s present intention to retain earnings, if any, for use in its business. The payment of dividends on the common stock are, therefore, unlikely in the foreseeable future.

Preferred Stock

The Company has 5,000,000 authorized shares of preferred stock with a par value of $0.0001 per share, issuable in such series and bearing such voting, dividend, conversion, liquidation and other rights and preferences as the Board of Directors may determine. As of this date, none of the Company’s preferred shares were outstanding.  None of the terms for the Company’s preferred stock will change as a result of adoption of the proposed amendments to the Company’s Amended and Restated Articles of Incorporation, since both before and after such amendment, the Company will have 5,000,000 shares of preferred stock authorized, and no shares of preferred stock outstanding.

Dividend Policy

The Company currently intends to retain any earnings for use in its business, and therefore does not anticipate paying cash dividends in the foreseeable future

Anti-Takeover Effects of Provisions of The Articles Of Incorporation Authorized and Unissued Stock

The authorized but unissued shares of the Company’s common stock are available for future issuance without the Company’s stockholders approval. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Company's Board of Directors desires. A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer stockholders a premium for their shares of stock compared to the then-existing market price.  Adoption of the proposed amendments to the Company’s Amended and Restated Articles of Incorporation will increase proportionally the percentage of the Company’s total authorized Common Stock which remains unissued and available for issuance.

The existence of authorized but unissued and unreserved shares of preferred stock may enable the Board of Directors to issue shares to persons friendly to current management which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of the Company's management.

Actual Language of Proposed Amendment.

The proposed amendments to the Amended and Restated Articles of Incorporation are set forth in Exhibit A.

Recommendations of the Board of Directors

The Board of Directors recommends that you vote FOR the approval of the Company’s proposal to amend the Amended and Restated Articles of Incorporation of the Company by amendment of the existing first paragraph of Section II of the Articles to provide that the number of authorized shares of Capital Stock of the Company shall be 895,000,000 shares, of which 5,000,000 shares shall be Preferred Stock, having a par value $0.0001 per share, and 890,000,000 shares shall be Common Stock, having a par value $0.0001 per share.

Forward-Looking Statements and Information

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify forward-looking statements by the words "expects," "projects," "believes," "anticipates," "intends," "plans," "predicts," "estimates" and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about the Company. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

OTHER MATTERS

The Company’s Board of Directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Manner and Cost of Proxy Solicitation

The Company pays the cost of soliciting proxies. In addition to mailing proxies, officers, directors and regular employees of the Company, acting on its behalf, may solicit proxies by telephone, personal interview or other electronic means. You may also be solicited by means of press releases issued by the Company and advertisements in periodicals. Also, the Company has retained MacKenzie Partners to aid in soliciting proxies for a fee estimated not to exceed $7,500, plus expenses. The Company will, at its expense, request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such person.

HOUSEHOLDING OF PROXY MATERIALS.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Cord Blood America, Inc., 1857 Helm Drive, Las Vegas, NV 89119, phone: (702) 914-7250, attention: Joseph Vicente. If you want to receive separate copies of the Company’s annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and phone number.

INCORPORATION OF FINANCIAL AND OTHER INFORMATION BY REFERENCE

The Company’s 2011 Annual Report on Form 10K, filed on April 16, 2012, and our 10Q Quarterly Reports and/or 10Q/A Quarterly Reports filed on August 14, 2012, May 21, 2012, May 25, 2012 (10Q/A for 3rd quarter 2011), November 14, 2011 and September 26, 2011 (10Q/A for 2nd Quarter 2011), with the Securities Exchange Commission, are hereby incorporated herein by reference.  The Company does not expect representatives of the Company’s principle accountants for the current year and for the Company’s most recently completed fiscal year to be present at the meeting.

AVAILABLE INFORMATION

The Company is currently subject to the information requirements of the Exchange Act and in accordance therewith file periodic reports, Proxy Statements and other information with the SEC relating to the Company’s business, financial statements and other matters. Copies of such reports, Proxy Statements and other information may be copied (at prescribed rates) at the public reference room maintained by the Securities and Exchange Commission at 100 F Street NE, Washington DC 20549. For further information concerning the SEC's public reference room, you may call the SEC at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at http://www.sec.gov.

Requests for documents relating to the Company should be directed to:
Cord Blood America, Inc.
1857 Helm Drive, Las Vegas, NV  89119
Attention: Joseph Vicente

The Company’s Board of Directors hopes that shareholders will attend the Special Meeting. Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy card and return it in the accompanying envelope or follow the instructions provided for voting by phone or via the Internet, if applicable. Prompt response will greatly facilitate arrangements for the meeting, and your cooperation is appreciated. Shareholders who attend the meeting may vote their shares personally even though they have sent in their proxy cards or voted by phone or the Internet.

By Order of the Board of Directors

/s/ Joseph Vicente
Joseph Vicente
Date: August 20, 2012

EXHIBIT A

ARTICLES OF AMENDMENT
TO THE
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
CORD BLOOD AMERICA, INC.

Pursuant to the provisions of Section 607.1006, Florida Statutes, Cord Blood America, Inc., a Florida corporation (the “Corporation”), adopts the following articles of amendment to its Amended and Restated Articles of Incorporation:

FIRST: The Amended and Restated Articles of Incorporation of the Corporation are hereby amended by striking out the paragraph of Article II that states:

“The total number of shares of capital stock which this corporation shall have the authority to issue is TWO HUNDRED AND FIFTY FIVE MILLION (255,000,000) shares, consisting of Five Million (5,000,000) shares of Preferred Stock having a par value of $0.0001 per share and TWO HUNDRED AND FIFTY MILLION (250,000,000) shares of Common Stock having a par value of $0.0001 per share.”

And substituting in lieu of said paragraph of Article II the following new paragraph:

“The total number of shares of capital stock which this corporation shall have the authority to issue is EIGHT HUNDRED NINETY FIVE MILLION (895,000,000) shares, consisting of Five Million (5,000,000) shares of Preferred Stock having a par value of $0.0001 per share and EIGHT HUNDRED NINETY MILLION (890,000,000) shares of Common Stock having a par value of $0.0001 per share.”

The amendment set forth in these Articles of Amendment was adopted on July 11, 2012 by the Board of Directors of the Corporation and approved on September 25, 2012 by a sufficient number of votes of the Corporation's shareholders.

IN WITNESS WHEREOF, the Corporation, by and through its undersigned officer thereunto duly authorized, has executed these Articles of Amendment this ___ day of _______, 2012 and affirms that the statements made herein are true under the penalties of perjury.

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PROXY
CORD BLOOD AMERICA, INC.
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
SEPTEMBER 25, 2012
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Joseph Vicente with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Special Meeting of Stockholders (the "Meeting") to be held on or about September 25, 2012 at 10:00 a.m., Pacific Standard Time, at 1857 Helm Drive, Las Vegas, NV  89119, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Special Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Special Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" IN SUPPORT OF THE LISTED PROPOSALS SET FORTH BELOW, WHICH ARE PROPOSED BY THE COMPANY

1. Proposal to amend the Company’s Amended and Restated Articles of Incorporation to fix the authorized Capital Stock of the Company at 895,000,000 Capital shares, of which 5,000,000 Shares shall be Preferred Stock Shares, and 890,000,000 shares shall be Common Stock Shares.

☐ For	☐ Against	☐ Abstain

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

☐ For	☐ Against	☐ Abstain

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for proposal (1).  If any other business is presented at the Special Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Special Meeting and accompanying Proxy Statement relating to the Special Meeting.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., YOU SHOULD SO INDICATE WHEN SIGNING.  IF THE SIGNER IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY A DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box)
Date:_______2012

Signature (Joint owners)	Date:_______ 2012

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